Investor Relations Contact: Steve Belgrad, 303-394-7706	July 29, 2004

Media Contacts:
Jane Ingalls, 303-394-7311 Blair Johnson, 720-210-1439

DENVER – Janus Capital Group Inc. (NYSE: JNS) announced today that subsequent to its second quarter earnings call on July 22, 2004, the firm was informed that a client intends to redeem funds totaling approximately $5 billion by year-end, subject to approval by the clients’ board of directors in early August.

“We appreciate the loyalty of our clients during the past bear market,” Janus Chief Executive Officer Steve Scheid said. “We’re disappointed when any client comes to this conclusion, especially given our improved performance and the steps we’ve taken to put our fund holders first. We continue working hard to deliver strong, consistent performance.”

Scheid noted that based on total returns as of June 30, 2004, 63% of Janus’ domestic mutual funds ranked in the top two Lipper quartiles on a 1-year basis, and approximately 43% of those funds ranked in Lipper’s first quartile. Over a 3-year period, approximately 54% of Janus’ domestic funds ranked in the top two quartiles. For Janus’ primary fund family, Janus Investment Funds, approximately 70% were in the top half of their Lipper categories based on a 1-year basis and approximately 57% ranked in the first quartile. In addition, all seven of the company’s domestic growth funds – the core of Janus’ franchise – finished in Lipper’s top quartile on the same 1-year basis.

About Janus Capital Group Inc.

Based in Denver, Colorado, Janus Capital Group Inc. is a leading asset manager offering individual investors and institutional clients complementary asset management disciplines through the firm’s global distribution network. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), Bay Isle Financial LLC and Capital Group Partners. In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

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Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results.

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2003, on file with the Securities and Exchange Commission (Commission file no. 001-15253). Any forward-looking statements contained in this release are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

Janus Investment Funds ("JIF")		Lipper Rankings Based on Total Returns
as of 6/30/04 (Rank / Total Funds)
	Lipper Category	1-Year	3-Year	5-Year	10-Year
Growth Funds
Janus Fund	Large-Cap Growth Funds	62 / 612	340 / 507	206 / 355	42 / 111
Janus Twenty Fund*	Large-Cap Growth Funds	38 / 612	119 / 507	249 / 355	3 / 111
Janus Mercury Fund	Large-Cap Growth Funds	107 / 612	346 / 507	184 / 355	2 / 111
Janus Olympus Fund	Large-Cap Growth Funds	61 / 612	204 / 507	122 / 355	—
Janus Enterprise Fund	Mid-Cap Growth Funds	92 / 494	256 / 396	232 / 259	55 / 94
Janus Venture Fund*	Small-Cap Growth Funds	46 / 520	110 / 422	178 / 283	33 / 77
Janus Orion Fund	Multi-Cap Growth Funds	43 / 434	22 / 342	—	—
Core Funds
Janus Growth and Income Fund	Large-Cap Core Funds	403 / 979	377 / 803	84 / 603	6 / 211
Janus Balanced Fund	Balanced Funds	401 / 527	156 / 435	130 / 363	12 / 136
Janus Special Equity Fund	Multi-Cap Core Funds	14 / 618	90 / 475	—	—
Janus Core Equity Fund	Large-Cap Core Funds	103 / 979	102 / 803	58 / 603	—
Janus Risk-Managed Stock Fund	Multi-Cap Core Funds	67 / 618	—	—	—
International/Global Funds
Janus Worldwide Fund(1)	Global Funds	311 / 320	254 / 259	146 / 182	19 / 50
Janus Overseas Fund	International Funds	477 / 844	582 / 690	159 / 509	7 / 140
Janus Global Technology Fund	Science & Technology Funds	174 / 313	150 / 272	50 / 102	—
Janus Global Life Sciences Fund	Health/Biotechnology Funds	29 / 194	77 / 150	29 / 56	—
Janus Global Opportunities Fund	Global Funds	1 / 320	11 / 259	—	—
Value Funds
Janus Mid Cap Value Fund — Inv(2)	Mid-Cap Value Funds	52 / 197	34 / 134	7 / 91	—
Janus Small Cap Value Fund — Inv.*(2)	Small-Cap Value Funds	150 / 225	136 / 160	57 / 124	—
Income Funds
Janus Flexible Income Fund	Intermediate Inv Grade Debt Funds	194 / 442	39 / 343	160 / 255	10 / 114
Janus High-Yield Fund	High Current Yield Funds	340 / 417	193 / 340	46 / 269	—
Janus Short-Term Bond Fund	Short Investment Grade Debt Funds	11 / 170	53 / 119	36 / 97	18 / 49
Janus Federal Tax-Exempt Fund	General Muni Debt Funds	294 / 295	147 / 267	184 / 231	87 / 124

Janus Adviser Funds - I Shares(2)		Lipper Rankings Based on Total Returns
as of 6/30/04 (Rank / Total Funds)
	Lipper Category	1-Year	3-Year	5-Year	10-Year
Growth Funds
Capital Appreciation Fund	Large-Cap Growth Funds	194 / 612	78 / 507	61 / 355	—
Growth Fund	Multi-Cap Growth Funds	229 / 434	235 / 342	108 / 200	—
Mid Cap Growth Fund	Mid-Cap Growth Funds	118 / 494	275 / 396	235 / 259	—
Risk-Managed Growth Fund	Multi-Cap Growth Funds	171 / 434	—	—	—
Core Funds
Balanced Fund	Balanced Funds	403 / 527	155 / 435	117 / 363	—
Growth and Income Fund	Large-Cap Core Funds	497 / 979	272 / 803	27 / 603	—
Core Equity Fund	Large-Cap Core Funds	130 / 979	109 / 803	66 / 603	—
Small Company Value Fund	Small-Cap Core Funds	383 / 513	—	—	—
Risk-Managed Core Fund	Multi-Cap Core Funds	88 / 618	—	—	—
International Global Funds
Worldwide Fund(1)	Global Funds	317 / 320	255 / 259	140 / 182	—
International Growth Fund	International Funds	529 / 844	625 / 690	149 / 509	—
Foreign Stock Fund	International Funds	48 / 844	81 / 690	—	—
Value Funds
Mid Cap Value Fund	Mid-Cap Value Funds	51 / 197	—	—	—
Income Funds
Flexible Income Fund	Intermediate Inv Grade Debt Funds	165 / 442	48 / 343	136 / 255	—

Janus Aspen Portfolios - Institutional Shares(2)		Lipper Rankings Based on Total Returns
as of 6/30/04 (Rank / Total Funds)
	Lipper Category	1-Year	3-Year	5-Year	10-Year
Growth Funds
Mid Cap Growth Portfolio	VA Mid-Cap Growth Funds	39 / 124	58 / 95	46 / 52	7 / 15
Growth Portfolio	VA Large-Cap Growth Funds	21 / 161	71 / 121	38 / 76	18 / 32
Capital Appreciation Portfolio	VA Large-Cap Growth Funds	63 / 161	14 / 121	13 / 76	—
Core Funds
Balanced Portfolio	VA Balanced Funds	70 / 87	34 / 70	24 / 60	2 / 24
Growth and Income Portfolio	VA LargeCap Core Funds	120 / 214	103 / 170	6 / 116	—
Core Equity Portfolio	VA LargeCap Core Funds	35 / 214	26 / 170	12 / 116	—
International/Global Funds
Worldwide Growth Portfolio(1)	VA Global Funds	67 / 69	57 / 58	38 / 44	3 / 16
International Growth Portfolio	VA International Funds	132 / 188	138 / 147	37 / 111	1 / 42
Global Technology Portfolio	VA Specialty/Misc Funds	52 / 128	61 / 85	—	—
Global Life Sciences Portfolio	VA Specialty/Misc Funds	32 / 128	30 / 85	—	—
Value Funds
Mid Cap Value Portfolio	VA Mid-Cap Value Funds	12 / 58	—	—	—
Income Funds
Flexible Income Portfolio	VA Intermediate Inv Grade Debt Funds	22 / 42	4 / 33	9 / 25	1 / 12

Past performance is no guarantee of future results. Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. Rankings exclude Janus World Funds Plc, sub-advised, money market funds, International Equity Fund, and Focused Value Fund. Funds not ranked by Lipper are not included in the analysis.

1.	Effective July 1, 2004, Jason Yee has been appointed portfolio manager of the Janus Worldwide portfolios. Laurence Chang will no longer be the portfolio manager.

2.	Rating is for this share class only; other classes may have different performance characteristics

*	Closed to new investors.

Janus Adviser Funds - I Shares	Average Annual Total Returns1 (%)
	Ending June 30, 2004
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception
Growth & Core (Inception Date of Predecessor Fund)
Growth Fund[2](9/93)	20.08	(6.10)	(4.31)	9.23	8.70
Capital Appreciation Fund[2](5/97)	17.31	(1.13)	(1.63)	—	12.28
Mid Cap Growth Fund[2](9/93)	26.21	(4.66)	(5.79)	9.25	9.51
Growth and Income Fund(5/98)	16.41	(1.65)	1.61	—	7.43
Core Equity Fund[2](5/97)	19.23	(0.23)	(0.09)	—	12.54
Balanced Fund[2](9/93)	9.43	2.35	2.66	11.43	11.24
International & Global (Inception Date of Predecessor Fund)
Worldwide Fund[2,3,11,14](9/93)	11.68	(7.58)	(2.99)	9.68	10.39
International Growth Fund[2,3,11](5/94)	26.76	(3.09)	2.06	10.48	9.90
Foreign Stock Fund[2,4,5,11](5/01)	39.29	7.75	—	—	7.03
International Equity Fund[3,6,7,12](7/90)	27.55	3.87	(0.33)	4.79	5.46
Value (Inception Date)
Focused Value Fund[6](3/90)	20.65	7.62	8.10	14.31	13.18
Mid Cap Value Fund[2](12/02)	33.27	—	—	—	29.45
Small Company Value Fund[2,9](3/02)	29.78	—	—	—	12.34
Risk-Managed (Inception Date)
Risk-Managed Growth Fund[2,11](1/03)	21.85	—	—	—	20.90
Risk-Managed Core Fund[2,11](1/03)	24.44	—	—	—	21.71
Fixed-Income (Inception Date of Predecessor Fund)
Flexible Income Fund[10,13](9/93)	0.29	6.56	6.09	7.88	7.22
Money Market (Inception Date of Predecessor Fund)
Money Market Fund[2](5/95)	0.35	0.95	2.62	—	3.39

Money Market Fund Current 7-Day Yield and 7-Day Yield without waivers as of June 30, 2004 were 0.48% and (0.55)%, respectively.

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit janus.com for current month end performance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-1068 or download the file from janus.com. Read it carefully before you invest or send money. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield more closely reflects the current earnings of the Money Market Fund than the total return. Total return includes reinvestment of dividends and capital gains. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

A fund’s performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies, or companies with relatively small market capitalization. Please see a Janus prospectus for more detailed information.

Class I Shares of the Funds (except Foreign Stock, Mid Cap Value, Small Company Value, Risk-Managed Core, Risk-Managed Growth, Focused Value and International Equity Funds) commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Portfolios into the Funds. The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Portfolios prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Portfolios, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

1 All figures unaudited.

2 Janus Capital has contractually agreed to waive the Fund’s total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, yields and total returns would have been lower.

3 This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

4 Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

5 Returns have sustained significant gains and losses due to market volatility in the industrials sector.

6 Returns shown for Focused Value Fund and International Equity Fund for periods prior to October 13, 2003 are derived from the historical performance of Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund, respectively. Returns are restated to reflect the higher fees and expenses of Focused Value Fund and International Equity Fund. Janus Capital has contractually agreed to waive each Funds’ total operating expenses to the levels indicated in the prospectus until at least September 30, 2005. Vontobel Asset Management, Inc. is the subadviser to the Focused Value and International Equity Funds.

7 Since inception returns reflect Vontobel International Equity Fund’s performance from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund’s investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

8 Effective July 6, 2004, Janus Adviser US Value Fund changed its name to Janus Adviser Focused Value Fund and eliminated its policy to invest, under normal circumstances, at least 80% of its net assets in securities of U.S. companies and instead adopted a policy to invest, under normal circumstances, at least 65% of its net assets in securities of U.S. companies, as defined in the prospectus.

9 Returns shown for Janus Adviser Small Company Value Fund – I Shares for periods prior to April 22, 2003 are derived from the historical performance of Berger Small Cap Value Fund II.

10 As of June 30, 2004, 30-day SEC Yield was 3.17% for Flexible Income Fund. Janus Capital has contractually agreed to waive the Fund’s total operating expenses to the levels indicated in the prospectus until at least December 1, 2004. Without such waivers, Flexible Income Fund’s yield would have been 3.12%, and total return would have been lower.

11 A 2% redemption fee may be imposed on shares held for 3 months or less.

12 Effective 5/1/04, this fund’s redemption fee, that may be imposed on shares held for 3 months or less, changed from 1% to 2% on shares purchased on or after that date.

13 Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

14 Effective July 1, 2004, Laurence Chang is no longer the portfolio manager of Janus Adviser Worldwide Fund, and Jason Yee is now the Fund Manager.

Funds distributed by Janus Distributors LLC (7/04)

Janus Investment Funds	Average Annual Total Returns1 (%)
	Ending June 30, 2004
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception
Growth & Core (Inception Date)
Janus Fund(2/70)	20.34	(6.30)	(5.44)	9.37	14.26
Janus Twenty Fund[2](4/85)	22.04	(2.89)	(6.96)	12.79	13.32
Janus Olympus Fund(12/95)	20.35	(4.46)	(3.88)	—	11.51
Janus Orion Fund[3,11](6/00)	28.83	4.25	—	—	(10.21)
Janus Mercury Fund(5/93)	19.09	(6.42)	(5.01)	12.84	13.13
Janus Enterprise Fund(9/92)	27.23	(4.32)	(5.36)	9.25	10.88
Janus Venture Fund[2,3,5](4/85)	35.30	2.68	1.50	11.27	13.63
Janus Growth and Income Fund(5/91)	17.04	(2.54)	(0.37)	13.83	13.49
Janus Special Equity Fund[11](2/00)	30.15	3.16	—	—	3.26
Janus Core Equity Fund(6/96)	19.60	(0.18)	0.17	—	12.35
Janus Balanced Fund(9/92)	9.48	2.32	2.41	11.43	11.54
International & Global (Inception Date)
Janus Worldwide Fund[4,11,18](5/91)	12.65	(7.38)	(3.66)	8.74	11.00
Janus Overseas Fund[4,11](5/94)	27.36	(2.02)	1.63	10.27	9.88
Janus Global Technology Fund[4,11](12/98)	23.44	(10.38)	(7.45)	—	1.26
Janus Global Life Sciences Fund[4](12/98)	25.51	(1.00)	8.25	—	10.53
Janus Global Opportunities Fund[4,5,17](6/01)	40.23	10.78	—	—	10.77
Janus International Equity Fund[11,14,15,16,19](7/90)	27.69	3.98	(0.19)	4.92	5.59
Value (Inception Date)
Janus Focused Value Fund[14,15,20](3/90)	20.69	7.76	8.24	14.46	13.31
Janus Mid Cap Value Fund — Investor Shares[12](8/98)	32.98	10.71	15.65	—	19.15
Janus Mid Cap Value Fund — Institutional Shares[2,12](8/98)	33.28	10.91	15.78	—	19.26
Janus Small Cap Value Fund — Investor Shares[2,13](10/87)	30.37	8.33	13.07	16.75	14.91
Janus Small Cap Value Fund — Institutional Shares[2,13](10/87)	30.73	8.65	13.38	17.02	15.07
Risk-Managed (Inception Date)
Janus Risk-Managed Stock Fund[4](2/03)	25.11	—	—	—	29.71
Fixed-Income (Inception Date)
Janus Flexible Income Fund[6,9,10](7/87)	0.16	6.72	5.83	7.49	7.99
Janus High-Yield Fund[4,6,9,10](12/95)	7.57	7.36	5.72	—	8.28
Janus Short-Term Bond Fund[6,7,9](9/92)	1.81	3.61	4.99	5.38	5.06
Janus Federal Tax-Exempt Fund[6,7,8,9](5/93)	(1.91)	4.26	4.04	5.10	4.66
Money Market (Inception Date)
Janus Money Market Fund[21](2/95)	0.59	1.25	2.93	—	3.97

Money Market Fund Current 7-Day Yield and 7-Day Yield without waivers as of June 30, 2004 were 0.71% and 0.55%, respectively.

Janus Government Money Market Fund21 (2/95)       0.52       1.19       2.86       —       3.88

Janus Government Money Market Fund Current 7-Day Yield and 7-Day Yield without waivers as of June 30, 2004 were 0.62% and 0.52%, respectively.

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit janus.com for current month end performance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-1068 or download the file from janus.com. Read it carefully before you invest or send money.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield more closely reflects the current earnings of the Money Market Fund than the total return. Total return includes reinvestment of dividends and capital gains.

A fund’s performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies, or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. All performance figures shown in this report are net of management fees.

1 All figures unaudited.

2 Closed to new investors.

3 This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

4 A 2% redemption fee may be imposed on shares held for 3 months or less.

5 Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

6 Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

7 Adviser has agreed to waive a portion of the Fund’s expenses. Without such waivers, Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund’s yields would have been 2.62% and 1.93%, respectively and total returns would have been lower.

8 Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes.

9 As of June 30, 2004, 30-day SEC Yield was 2.94% on Janus Federal Tax-Exempt Fund, 4.03% on Janus Flexible Income Fund, 6.72% on Janus High-Yield Fund and 2.30% on Janus Short-Term Bond Fund.

10 Adviser has agreed to waive a portion of the Fund’s expenses if they exceed the designated cap. If during the periods shown, the Fund’s actual expenses exceeded the cap, its total return would have been lower. There were no waivers in effect for the most recent period presented.

11 This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

12 Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

13 Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

14 Returns shown for Focused Value Fund and International Equity Fund for periods prior to 10/13/03 are derived from the historical performance of Class A Shares of Vontobel US Value Fund and Vontobel International Equity Fund, respectively. Returns are restated to reflect the higher expected fees and expenses of Focused Value Fund and International Equity Fund. Janus Capital has contractually agreed to waive each Fund’s total operating expenses to the levels indicated in the prospectus until at least September 30, 2005.

15 Vontobel Asset Management, Inc. is the subadviser to the Focused Value and International Equity Funds.

16 Since inception returns reflect Vontobel International Equity Fund’s performance from 7/6/90, when Vontobel Asset Management, Inc. became the Fund’s investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.

17 Returns have sustained significant gains and losses due to market volatility in the industrials sector.

18 Effective July 1, 2004, Jason Yee has been appointed Portfolio Manager of Janus Worldwide Fund and Laurence Chang will no longer be the Portfolio Manager.

19 Effective 5/1/04, this fund’s redemption fee, that may be imposed on shares held for 3 months or less, changed from 1% to 2% on shares purchased on or after that date.

20 Effective July 6, 2004, Janus US Value Fund changed its name to Janus Focused Value Fund and eliminated its policy to invest, under normal circumstances, at least 80% of its net assets in securities of U.S. companies and will instead adopt a policy to invest, under normal circumstances, at least 65% of its net assets in securities of U.S. companies, as defined in the prospectus.

21 Adviser has agreed to waive a portion of the fund’s expenses. Without such waivers total return would have been lower.
Funds distributed by Janus Distributors LLC (7/04)

Janus Aspen Portfolios - Institutional Shares	Average Annual Total Returns1 (%)
	Ending June 30, 2004
	One	Three	Five	Ten	Since
	Year	Years	Years	Years	Inception
Growth & Core (Portfolio Inception)
Growth Portfolio(9/93)	20.59	(5.54)	(4.71)	9.27	8.87
Capital Appreciation Portfolio(5/97)	17.43	(0.84)	(1.73)	—	12.37
Mid Cap Growth Portfolio(9/93)	26.07	(4.54)	(5.55)	9.69	10.04
Growth and Income Portfolio(5/98)	16.77	(2.67)	1.30	—	7.26
Core Equity Portfolio(5/97)	19.05	(0.32)	0.09	—	12.86
Balanced Portfolio(9/93)	9.32	2.38	2.76	11.77	11.69
International & Global (Portfolio Inception)
Worldwide Growth Portfolio[2,3](9/93)	12.56	(7.10)	(3.13)	9.93	10.75
International Growth Portfolio[3,4](5/94)	25.87	(3.25)	1.29	10.55	9.98
Global Technology Portfolio[3](1/00)	22.99	(9.89)	—	—	(20.58)
Global Life Sciences Portfolio(1/00)	24.35	(0.73)	—	—	(5.74)
Value (Portfolio Inception)
Mid Cap Value Portfolio[5](12/02)	34.29	—	—	—	29.69
Fixed-Income (Portfolio Inception)
Flexible Income Portfolio[6,7](9/93)	0.40	7.12	6.54	8.43	7.78

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-1068 or visit janus.com for current month end performance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-1068 or download the file from janus.com. Read it carefully before you invest or send money.

Due to recent market volatility, certain portfolios may have an increased position in cash for temporary defensive purposes. Total return includes reinvestment of dividends and capital gains. A portfolio’s performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

1 All figures unaudited.

2 Effective July 1, 2004, Laurence Chang is no longer the Portfolio Manager of Janus Aspen Worldwide Growth Portfolio, and Jason Yee is now the Portfolio Manager.

3 This Portfolio may have significant exposure to emerging markets which may lead to greater price volatility.

4 This Portfolio has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

5 Returns shown for Janus Aspen Mid Cap Value Portfolio – Institutional Shares for periods prior to May 1, 2003 are derived from the historical performance of its Service Shares.

6 As of June 30, 2004, 30-day SEC Yield was 4.20% for Janus Aspen Flexible Income Portfolio – Institutional Shares.

7 Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the portfolio and selling of bonds within the portfolio by the portfolio manager.

Portfolios distributed by Janus Distributors LLC (7/04)